Exhibit 99 Sarbanes Section 906 Certification

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tumbleweed, Inc. (the Company), on Form 10-Q for the period ended September 8, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Glennon F. Mattingly, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    October 18, 2002                  /s/Glennon F. Mattingly
                                              ---------------------------
                                              Glennon F. Mattingly
                                              Vice President and Chief
                                              Financial Officer




In connection with the Quarterly Report of Tumbleweed, Inc. (the Company), on Form 10-Q for the period ended September 8, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Terrance A. Smith, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    October 18, 2002                 /s/Terrance A. Smith
                                             --------------------------------
                                             Terrance A. Smith
                                             President and Chief Executive
                                             Officer



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